UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 5, 2021

Alpine 4 Technologies Ltd.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ 85016

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

855-777-0077 ext 801

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 5, 2021, Alpine 4 Technologies Ltd., a Delaware corporation (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy materials filed with the SEC on January 15, 2021, and mailed to all of the Company’s shareholders beginning on or about January 18, 2021.

On January 7, 2021, the Record Date for the Annual Meeting, the Company had 124,999,995 shares of Class A common stock, par value $0.0001, issued and outstanding and entitled to vote at the Annual Meeting; 9,023,088 shares of Class B common stock, par value par value $0.0001, issued and outstanding and entitled to vote at the Annual Meeting; and 14,147,267 shares of Class C common stock, par value par value $0.0001, issued and outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one (1) vote; each share of Class B Common Stock is entitled to ten (10) votes; and each share of Class C Common Stock is entitled to five (5) votes. Additionally, there were 5 shares of our Series B Preferred Stock outstanding, held by members of the Company’s Board of Directors. All of the shares of Series B Preferred Stock together have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote.

The transfer agent, who tallied the votes submitted through brokerage houses and to the transfer agent, tallied the votes of the Class A and Class C Common Stock together. The Company tallied the votes of the Class B Common Stock and of the Series B Preferred Stock.

A total of 163,621,350 shares of Class A, Class B, and Class C Common Stock, representing a total of 57.26% of the total outstanding shares of Class A and Class C Common Stock, were represented in person or by proxy at the Annual Meeting. All of the shares of Series B Preferred Stock were present in person or by proxy at the Annual Meeting. The proposals voted on and approved by the stockholders at the Annual Meeting were as follows:

Proposal 1

The four director nominees named in the Company's proxy statement were elected, each to hold office until the 2021 Annual Meeting and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Class A , Class B and Class C Common Stock Votes For	Class A, Class B and Class C Common Stock Votes Withhold	Series B Preferred Votes For	Series B Preferred Votes Withhold
Kent B. Wilson	163,621,350	171,203
Charles Winters	163,621,350	171,203
Scott Edwards	163,621,350	171,203
Ian Kantrowitz	163,621,350	171,203

Proposal 2

The proposal to ratify the appointment of Malone Bailey LLP as the Company’s independent public accounting firm was approved based on the following votes:

Class A, Class B and Class C Votes For	71,180,755
Class A, Class B and Class C, Votes Against	90,851
Class A, Class B and Class C Votes Abstain	1,290,067
Series B Preferred Votes For
Series B Preferred Votes Against	0
Series B Preferred Votes Abstain	0

Proposal 3

The proposal to authorize the Board of Directors to file an Amendment to the Company’s Certificate of Incorporation, as amended to date, to Authorize a reverse stock split of the Company’s Class A, Class B, and Class C Common Stock, and to change the name of the Company to Alpine 4 Holdings, Inc. (“Amendment Option 1”), was approved based on the following votes:

Class A, Class B and Class C Votes For	138,842,594
Class A, Class B and Class C Votes Against	24,472,824
Class A, Class B and Class C Votes Abstain	571,435
Series B Preferred Votes For
Series B Preferred Votes Against	0
Series B Preferred Votes Abstain	0

Proposal 4

The proposal to authorize the Board of Directors to file an Amendment to the Company’s Certificate of Incorporation, as amended to date, to Authorize an increase in the authorized shares of Class A Common Stock of the Company, and to change the name of the Company to Alpine 4 Holdings, Inc. (“Amendment Option 2”), was approved based on the following votes:

Class A, Class B, and Class C Votes For	160,157,115
Class A, Class B, and Class C Votes Against	3,296,549
Class A, Class B, and Class C Votes Abstain	338,889
Series B Preferred Votes For
Series B Preferred Votes Against	0
Series B Preferred Votes Abstain	0

Proposal 5

The proposal to approve by an advisory vote the compensation of our named executive officers, as disclosed in the proxy statement was approved based on the following votes:

Class A, Class B, and Class C Votes For	160,424,185
Class A, Class B, and Class C Votes Against	789,299
Class A, Class B, and Class C Votes Abstain	2,168,069
Series B Preferred Votes For
Series B Preferred Votes Against	0
Series B Preferred Votes Abstain	0

Proposal 6

The proposal relating to the recommendation, by non-binding vote, on the frequency of executive compensation voting was approved at a frequency of three years based on the following votes:

Class A, Class B, and Class C Votes For	159,727,855
Class A, Class B, and Class C Votes Against	0
Class A, Class B, and Class C Votes Abstain	4,064,698
Series B Preferred Votes For
Series B Preferred Votes Against	0
Series B Preferred Votes Abstain	0

With respect to Proposal 1, each of the director-nominees received the affirmative vote of a plurality of the votes cast (each with a greater number of votes cast “for” than “withheld”), and each was elected to serve for a term of one years.

Proposals 2, 3, 4, and 5 each received the affirmative vote of a majority of votes cast and therefore passed. With respect to Proposal 6 relating to the frequency of the non-binding vote on executive compensation, the three-year option received the affirmative vote of a majority of votes cast and therefore passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Technologies Ltd.

By:	/s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: February 11, 2021